UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 22, 2005
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                            Marmion Industries Corp.
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             (Exact name of registrant as specified in its charter)

          Nevada                        000-31507                06-158816
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

9103 Emmott Road, Building 6, Suite A, Houston, Texas                   77040
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      (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (713) 466-3585

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      On November 22, 2005, we entered into a Letter of Intent with M/S Al Dunia International, a Kuwait corporation. Pursuant to this Letter of Intent, we granted M/S Al Dumia an exclusive right to distribute our custom made industrial air conditioning equipment in the following countries: Kuwait, Quatar, Saudi Arabia, Heharin and the United Arab Emirates. We will manufacture and sell our products to M/S Al Dunia at a transfer price equal to 89% of the gross sales price of such products. The contract is to have a 5 year term and M/S Al Dunia's exclusive right to distribute our products in such aforementioned territories is contingent on their purchasing the following aggregate amount of our products in each year: (i) year 1: $300,000; (ii) year 2-$400,000; (iii) year 3-$500,000;
(iv) year 4-$750,000; and (v) year 5-$1,000,000. M/S Al Dunia will be responsible for securing all regulatory approvals within each territory for distribution of our products in such territory and will bear the costs of seeking such approval. We are currently preparing and negotiating the definitive agreement, which will be filed upon completion.

Item 1.02 Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03 Bankruptcy or Receivership.

      Not applicable.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

      Not applicable.

Item 2.02 Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05 Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06 Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
          Standard: Transfer of Listing.

      Not applicable.


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

Item 3.02 Unregistered Sales of Equity Securities.

      Not applicable.

Item 3.03 Material Modification to Rights of Security Holders.

      Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

      Not applicable

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

      Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

      Not applicable.


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Section 8 - Other Events

Item 8.01 Other Events.

      We effected a 1 for 100 reverse split of the outstanding and authorized shares of our common stock on January 25, 2006 (the "Effective Date"). On the Effective Date: (i) our total authorized shares of common stock was reduced from 5,000,000,000 shares to 50,000,000 shares; (ii) each one hundred (100)
outstanding shares of our common stock were automatically converted into one (1) share of our common stock, resulting in 4,484,802 shares of our common stock outstanding as of the Effective Date and (iii) our common stock began trading under the symbol "MMIO" A certificate of change pursuant to NRS 78.209 was filed with the Nevada Secretary of State effectuating the reverse stock split and such action was approved by our Board of Directors.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number      Description
            ------      -----------

            10.1 Letter of Intent, dated November 22, 2005 between Marmion Industries Corp. and M/S AL Dunia Internatinal.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Marmion Industries, Corp


Date: January 27, 2006                  By: /s/ Wilbert H. Marmion
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                                            Wilbert H. Marmion, President


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